UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2023 (October 30, 2023)
Aflac Incorporated
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(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
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(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2023, Aflac Incorporated (the “Company”) entered into an employment letter of agreement (the “LOA”) with Frederick J. Crawford, President and Chief Operating Officer of Aflac Incorporated. The LOA amends Mr. Crawford’s employment agreement dated June 23, 2015, as previously amended on April 29, 2021 and October 24, 2022 (“Existing Employment Agreement”).

Pursuant to the terms of the LOA, Mr. Crawford will retire from service as an employee of the Company on September 30, 2024, and the Existing Employment Agreement will not be renewed by its terms after the term ends on April 30, 2024. Mr. Crawford will continue to serve as President and Chief Operating Officer of Aflac Incorporated through December 31, 2023, then serve as Executive Vice President of the Company from January 1, 2024 through his retirement date.

Between October 30, 2023 and September 30, 2024, Mr. Crawford’s annualized base salary will be $997,500. The grants of 43,479 shares of performance-based restricted stock (“PBRS”) granted to Mr. Crawford in February 2022 and 42,978 shares of PBRS granted to him in February 2023 will vest as if he had remained employed and based on the Company’s actual performance, in February 2025 and February 2026, respectively. As of October 30, 2023, Mr. Crawford will not be eligible to receive future grants of equity during his employment with the Company. Mr. Crawford will be subject to, among other things, certain confidentiality, non-compete and non-solicitation obligations. Mr. Crawford will be eligible to receive a contribution to the Company’s Executive Deferred Compensation Plan (“EDCP”) equal to 15% of his annual compensation for 2023, and upon his retirement on September 30, 2024, his EDCP will become fully vested. He will also receive a lump sum payment of $36,537 toward the cost of COBRA continuation coverage for 18 months after his retirement date.

The foregoing description of the LOA is not complete and is qualified in its entirety by reference to the full text of the LOA, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

November 1, 2023	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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